UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 23, 2005
SanDisk Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-26734	77-0191793

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

140 Caspian Court, Sunnyvale, California	94089

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (408) 542-0500
N/A

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
     On November 23, 2005, SanDisk Corporation (the “Company”) appointed Eddy W. Hartenstein to its Board of Directors (the “Board”). A copy of the press release issued by the Company on November 28, 2005 announcing Mr. Hartenstein’s appointment to the Board is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
     Mr. Hartenstein served as Chairman and Chief Executive Officer of DIRECTV, Inc., a television service provider, from its inception in 1990 through 2003, when News Corporation purchased a controlling interest in the company. He continued as vice chairman of The DIRECTV Group through 2004 when he retired. Mr. Hartenstein received B.S. degrees in Aerospace Engineering and Mathematics from California State Polytechnic University, Pomona and he received an M.S. degree in Applied Mechanics from the California Institute of Technology in 1974. He is a member of the National Academy of Engineering and was inducted into the Broadcasting and Cable Hall of Fame in 2002. Mr. Hartenstein also serves on the boards of XM Satellite Radio Holdings Inc., Thomson S.A. (Thomson Multimedia) and the Consumer Electronics Association.
     In connection with his appointment to the Board, Mr. Hartenstein will be compensated in accordance with the Company’s compensation arrangement for its non-employee Board members and the Company entered into an indemnification agreement with Mr. Hartenstein. The terms of the indemnification agreement are identical in all material respects to the form of indemnification agreement that the Company has previously entered into with each of its directors and the form of which was filed with the SEC as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (No. 33-96298).
     There have been no related party transactions between Mr. Hartenstein and the Company. The Company has not yet determined whether Mr. Hartenstein will be appointed to a committee of the Board.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
     (c) Exhibits

Number	Description of Document

99.1	Press Release of SanDisk Corporation dated November 28, 2005 to report the appointment of Eddy W. Hartenstein to the Company’s Board of Directors.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SanDisk Corporation
Date: November 29, 2005	By:	/s/ Judy Bruner
		Name:	Judy Bruner
		Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit
Number	Description of Document

99.1	Press Release of SanDisk Corporation dated November 28, 2005 to report the appointment of Eddy W. Hartenstein to the Company’s Board of Directors.